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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 13, 2001

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                         0-23073                        34-1264201
(State or Other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)

                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)





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Item 3.           Bankruptcy or Receivership

                  On September 13, 2001, a voluntary petition was filed by International Total Services, Inc. and certain of its subsidiaries in the United States Bankruptcy Court, Eastern District of New York, Case # 01-21812 CBD, which case has been assigned to Judge Conrad B. Duberstein.

Item 5.           Other Events

                  On September 14, 2001, International Total Services, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  Item 7(c).  Exhibits.

                  99.1 Press release issued by International Total Services, Inc. on September 14, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL TOTAL SERVICES, INC.


Dated: September 25, 2001               By:  /s/ Mark D. Thompson
                                             --------------------
                                             Mark D. Thompson
                                             President




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